SHARE TRANSFER AGREEMENT

THIS AGREEMENT is dated effective June 25, 2013 (the "**Effective Date**"):

BETWEEN:

VOIP-PAL.COM, INC., a company incorporated in the State of Nevada in the United States of America with a business address of 10900 NE 4th Street, Suite 2300 Bellevue, WA 98004

(the "**Purchaser**")

AND

DIGIFONICA INTELLECTUAL PROPERTIES (DIP) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Seller**")

AND

DIGIFONICA (INTERNATIONAL) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Company**")

BACKGROUND

A. The Seller is the principal and sole registered and beneficial owner of one hundred (100%) of the issued and outstanding shares the Company, as set out in Schedule "A".

B. Pursuant to previous discussions, the Seller has agreed to sell and the Purchaser has agreed to purchase all of the issued and outstanding shares of the Company (the "**Shares**"), for the Purchase Price (as defined below) (the "**Transaction**"), on the terms and conditions contained in this Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the Parties agree as follows:

PART 1
INTERPRETATION

1.1 **Interpretation.** In this Agreement, except as otherwise expressly provided:

(a) the headings to the parts, sections, paragraphs, and schedules of this Agreement are inserted for convenience only and shall not affect the interpretation of this Agreement;

(b) any reference to a part, section, paragraph or schedule is to the relevant part, section, paragraph or schedule of this Agreement;

(c) words of one gender include all genders, and words in the singular include the plural and vice versa; and

(d) any reference to a statute includes and is a reference to such statute, and to the regulations made pursuant to it, as amended and in force from time to time, and to any statute or regulations that may be passed which have the effect of supplementing or superseding such statute or regulations.

PART 2
SALE AND PURCHASE

2.1 **Agreement to Sell and Purchase.** The Seller agrees to sell and the Purchaser agrees to purchase, free and clear of all Encumbrances, the Shares for the aggregate sum of $1,005,000.00 USD (the "**Purchase Price**") and the Share Consideration as herein defined in Clause 2.2(d) on the terms and conditions contained in this Agreement.

2.2 **Payment of Purchase Price.**

(a) The Purchaser shall provide a certified cheque or bank draft, in the name of Digifonica Canada Limited in the amount of $210,000.00USD to the Seller on or before on February 15, 2013;

(b) The Purchaser, through its agent Locksmith Financial Corporation, shall provide a certified cheque or bank draft, in the name of Digifonica Canada Limited, c/o Thorne Limited, in the amount of $85,000.00 to the Seller on or before March 15, 2013;

(c) The Purchaser shall provide a certified cheque or bank draft, in the name of Wiebe Douvelos Wittmann LLP, c/o Digifonica Canada Limited, in the amount of $710,000.00USD to Wiebe Douvelos Wittmann LLP on or before July 10, 2013 (the "**Closing Date**"); and

(d) The Purchaser shall transfer and deliver to the Seller 358,666,667 restricted share certificates of the Purchaser duly endorsed in the name of the Seller on or before the Closing Date (the "**Share Consideration**"). The Share Consideration is to be issued pursuant to Clauses 2.5, 4.1(g) and Clause 5.5.

DC

2.3 **Transfer and Delivery of Shares.** Upon payment of the Purchase Price, the Seller, through its solicitors Wiebe Douvelos Wittmann LLP, shall by 4:00 p.m. on the Closing Date transfer and deliver to the Purchaser share certificates representing the Shares duly endorsed in the name of the Purchaser.

2.4 **Payment of Purchase Price to Digifonica Canada Limited.** The Seller hereby acknowledges and confirms that all payments towards the Purchase Price made by the Purchaser to Digifonica Canada Limited or to a nominee of the Seller and issuing of the Share Consideration to the Seller, pursuant to Clause 2.2(d), 4.1(g) and Clause 5.5 is sufficient consideration for the transfer and delivery of the Shares to the Purchaser.

2.5 **Exchange of Purchase Price, Share Consideration and Shares.**

(a) The Purchaser shall provide Share Consideration to the Seller's solicitors Wiebe Douvelos Wittmann LLP on or before the Closing Date to be held in trust on the solicitors' undertaking that the Share Consideration shall not be released to the Seller, Digifonica Canada Limited, or any assignee or nominee until such time as the Seller's solicitors have received the Shares pursuant to Clause 2.3 and an irrevocable direction from the Seller to deliver the Shares to the Purchaser.

(b) The Purchaser shall provide $710,000.00 to its solicitors Bennington Law Firm, Inc., on or before the Closing Date and shall provide an irrevocable direction to Bennington Law Firm, Inc. to pay $710,000.00 to Wiebe Douvelos Wittmann LLP in trust forthwith upon confirmation from Wiebe Douvelos Wittmann LLP that Wiebe Douvelos Wittmann LLP is holding the Shares in trust pursuant to Clause 2.3 and Clause 2.5(a) with an irrevocable direction to deliver the Shares to the Purchaser upon receipt of the $710,000.00.

PART 3

PART 3

SELLER'S AND COMPANY'S REPRESENTATIONS AND WARRANTIES

3.1 **Representations and Warranties.** In order to induce the Purchaser to enter into and consummate this Agreement, the Seller and the Company joint and severally represent and warrant to the Purchaser that the following statements are true, accurate and not misleading:

(a) **Authority of Seller.** The Seller has the right and authority to enter into this Agreement on the terms and conditions set out in it and to transfer the legal and beneficial title and ownership of the Shares held by the Seller to the Purchaser. This Agreement constitutes a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

(b) **Corporate Status.** The Company has been duly incorporated and organized and is validly existing and in good standing under the laws of Gibraltar. The Company has the corporate power and authority and possesses all permits, licenses and authorizations necessary to own or lease its property and to carry on its business.

(c) **Capital Structure.** All of the Shares are set out in Schedule "A". The Seller is the one hundred (100) percent shareholder in the capital of the Company.

(d) **Title to Shares.** The Seller is the legal and beneficial owner of the Shares set out in Schedule "A", free and clear of all encumbrances, there are no other undisclosed shares or interests in the Company held by the Seller. The Seller is not restricted in any manner from transferring the Shares to the Purchaser.

(e) **Competing Rights to Shares.** Except as provided in this Agreement, there is no agreement or arrangement in force which provides for the present or future allotment, issuance, transfer, redemption, repayment or conversion of any of the Shares, including, without limitation, any option, right of first refusal, right of pre-emption or conversion.

(f) **Directors and Officers.** The Seller is the sole director and officer of the Company.

(g) **List of Assets.** Schedule "B" sets out a list of the Company's patents prepared by Smart and Biggar (the "**Assets**"), all of which are owned by the Company free and clear of any security interests, mortgages or other encumbrances. To the best of the Seller's knowledge, the list prepared by Smart and Biggar is accurate as of the date prepared, and such Assets shall be maintained by the Company in such repair and meet and fulfil all such requirements at Closing.

(h) **Transactions in the Ordinary Course of Business.** The Company has not and prior to Closing the Company shall not enter into any transactions other than in the ordinary course of business.

PART 4
PURCHASER'S REPRESENTATIONS AND WARRANTIES

4.1 **Representations and Warranties.** In order to induce the Seller to enter into and consummate this Agreement, the Purchaser represents and warrants to the Seller that the following statements are true, accurate and not misleading:

(a) **Financing.** The Purchaser has the financing secured in order to complete the Transaction and in particular, to provide the Seller with the Purchase Price;

(b) **Capacity.** The Purchaser has the right and authority to enter into this Agreement on the terms and conditions set out in it and has duly passed all corporate resolutions necessary to authorize the transactions contemplated by this Agreement.

(c) **Pink Sheets.** The Purchaser is a company listed on OTC Markets Group, Inc., also known as Pink Sheets, under the abbreviation VPLM.

(d) **Assets.** The Purchaser shall not sell or assign the Assets for a period of two years after the Closing Date without the written consent of the Seller, which consent will not be unreasonably withheld.

(e) **Security on Assets.** Until such time as the Purchaser has paid the Purchase Price to the Seller, the Purchaser shall grant and execute any and all documents necessary for the Seller to register a security charge against the Assets, pursuant to the *Patent Act, Personal Property Security Act* and/or any other legislation under the laws of Canada or Gibraltar.

(f) **Financial Statements.** The Purchaser represents and warrants that it has conducted all necessary due diligence of the financial status of the Company and accepts the financial disclosure provided by the Company, including the Financial Statements of 2011 and 2012 in the state that they were provided, which are herein enclosed as Schedule D.

(g) **Share Consideration.** As of the Closing Date, the Purchaser represents and warrants that the Share Consideration shall represent no less than forty (40) percent of the outstanding share capital of the Purchaser.

PART 5
COVENANTS OF THE PARTIES

5.1 **Conduct of Business Prior to Closing.** During the period from the execution of this Agreement to the Closing Date, the Seller and the Company shall do the following:

(a) **Conduct Business in Ordinary Course.** Except as otherwise contemplated or permitted by this Agreement, the Company shall conduct its business in the ordinary and normal course and shall not, without the prior written consent of the Purchaser, enter into any transaction which, if entered into before the date of this Agreement, would cause any representations or warranties of the Seller contained in this Agreement to be incorrect or constitute a breach of any covenant or agreement of the Seller contained in this Agreement. The Seller shall use its best efforts to preserve intact the Company and its business and the relationship existing with the customers of the Company.

(b) **Material Changes.** The Company shall not take any action which would result in any material or adverse change.

5.2 **Confidentiality.** The Purchaser shall keep confidential all confidential information obtained from either the Seller or the Company. If this Agreement is terminated without completion of the transactions contemplated herein then, promptly after such termination, all documents, work papers and other written material obtained by the Purchaser from the Seller or the Company in connection with this Agreement shall be returned by the Purchaser to the party from whom such materials were obtained.

5.3 **Liabilities prior to Closing.** The Seller shall solely be responsible for all liabilities of the Company incurred prior to the Closing Date, including but not limited to, accounts payable, taxes payable and amounts owing to third party creditors.

5.4 **Breaches with Respect to Payment Price.** Should the Purchaser fail to meet any of its obligations under Clause 2.2 or fail to pay the Purchase Price on or before July 10, 2013, all payments made to or for the benefit of the Seller, Digifonica Canada Limited and the Company prior to July 10, 2013, including those payments to Smart & Biggar that are included herein as Schedule "C" and any other payments to Smart & Biggar not listed will be forfeited and the Purchaser shall have no further rights under the Contract, including no further rights to the Assets and to the Shares of the Company. The Seller and Company are entitled to waive this clause upon giving written notice to the Purchaser of its intention to do so.

5.5 **Share Dilution.** Should the Share Consideration at any material time, including after the Closing Date, represent less than forty (40) percent of the outstanding share capital of the Purchaser, the Purchaser shall issue shares in the name of the Seller or the Seller's assignee(s), as the Seller in his sole discretion will determine. The Purchaser must issue these shares such that the newly issued shares plus the Share Consideration will value forty (40) percent of the outstanding share capital of the Purchaser. The Purchaser acknowledges and represents that this Contract and the obligations of the Seller and the Company hereunder are sufficient consideration for the issuance of the new shares. This clause continues to operate, regardless of whether the Purchaser is consolidated, amalgamated or undergoes a rollback of its shares, as well as whether additional investors and financing is introduced into the Purchaser.

5.6 **Board of Directors.** As of the Closing Date and two years after the Closing Date, so long as the Seller and/or his nominees, assignees or affiliates are issued shares of the Purchaser, the Board of Directors shall have five directors.

5.7 **Debt.**

(a) After the Closing Date, the Purchaser shall not be entitled to accrue any debt, except for debts incurred relating to accountants, lawyers, other professionals and transfer agents for the ordinary conduct of the business of the Purchaser, and notwithstanding the type of debt, prior to incurring the debt, the Seller is to provide written consent, which consent will not be arbitrarily withheld.

(b) The Purchaser hereby consents and agrees that the only debts as of the Closing Date shall be pursuant to Clause 5.10 and Clause 5.11.

5.8 **Sale of the Purchaser.** The Seller covenants that if all of the shares outstanding in the Purchaser are sold for a price of twenty-five cents or greater including those owned pursuant to Clause 2.3, the Seller shall agree to waive the Purchaser's covenants as set out in Clause 4.1(d) and Clause 4.1(f).

5.9 **Conversion of Share Consideration to Free Trading.** The Purchaser hereby covenants that it will execute any and all documents necessary and hereby grants its approval for the Seller to apply and convert a portion or all of the Share Consideration to free trading shares.

5.10 **Loan to the Purchaser.** The Seller hereby covenants that the Purchaser shall be entitled to enter into a loan agreement for an amount no greater than $710,000.00 to be loaned to the Purchaser prior to the Closing Date on the following terms:

(a) interest shall be no greater than 3.0% per year;

(b) the loan shall only be due and payable when one hundred (100) percent of the shares of the Purchaser are sold; and

(c) the loan amount can be converted to shares of the Purchaser at a minimum of eight cents.

5.11 **Cumulative Debt of $899,000.** The Purchaser hereby covenants that other than the debt set out in Clause 5.10 of $710,000, the Purchaser's only outstanding liabilities as at the Closing Date shall be $899,000.00. On or before November 30, 2013, the Purchaser shall convert this debt to a maximum of thirty million free trading shares and one hundred sixteen million restricted stock and furnish proof of the same to the Seller. If the Purchaser doesn't fulfill this condition on or before November 30, 2013, the Purchaser shall be required to write these amounts off.

5.12 **Central Securities Register.** As of the Closing Date, the Purchaser hereby covenants that there will be no greater than 901,000,000 issued or outstanding. Free trading, restricted shares and preferred shares will be cumulative for the purposes of this provision.

PART 6
CONDITIONS

6.1 **Purchaser's Conditions.** The obligations of the Purchaser under this agreement shall be subject to the fulfilment of each of the following conditions on or before the Closing Date:

(a) **Accuracy of Representations and Warranties.** The representations and warranties of the Seller set out in this Agreement shall be true, accurate and not misleading as at the Closing Date with reference to the facts and circumstances then existing.

(b) **Other Closing Documentation.** All other documents listed in paragraph 8.2 shall have been executed by all parties thereto, and delivered to the Purchaser.

6.2 **Waiver/Termination.** The conditions contained in paragraph 6.1 are for the exclusive benefit of the Purchaser and may be waived by the Purchaser in writing, in whole or in part at any time. If any of the conditions in paragraph 6.1 are not fulfilled or waived by the Purchaser in writing, on or prior to the Closing Date, this Agreement shall terminate with immediate effect and all obligations of the parties shall end, except that rights and liabilities of the parties which have accrued prior to termination shall subsist.

6.3 **Seller's Conditions.** The obligations of the Seller under this agreement shall be subject to the fulfilment of each of the following conditions on or before the Closing Date:

DC

(a) **Accuracy of Representations and Warranties.** The representations and warranties of the Purchaser set out in this Agreement shall be true, accurate and not misleading as at the Closing Date with reference to the facts and circumstances then existing.

(b) **Other Closing Documentation.** All other documents listed in paragraph 8.2 shall have been executed by all parties thereto, and delivered to the Seller.

6.4 **Waiver/Termination.**

(a) The conditions contained in paragraph 6.3 are for the exclusive benefit of the Seller and may be waived by the Seller in writing, in whole or in part at any time. If any of the conditions in paragraph 6.3 are not fulfilled or waived by the Seller in writing on or prior to the Closing Date, this Agreement shall terminate with immediate effect and all obligations of the parties shall end, except that rights and liabilities of the parties which have accrued prior to termination shall subsist.

PART 7
INDEMNITY

7.1 **Indemnification of Purchaser.** The Seller covenants and agrees to indemnify and hold harmless the Purchaser and the Company, and affiliates or associates of the Purchaser or Company from and against any losses, costs, damages, liabilities and fees (including, without limitation, reasonable legal fees) suffered or incurred as a result of, or arising out of:

(a) any of the representations or warranties of the Seller in this Agreement being untrue, inaccurate or misleading; and

(b) a breach of any covenant, term or agreement made in this Agreement by the Seller,

(which losses, costs, damages, liabilities and fees are collectively referred to as the "**Purchaser's Losses**").

7.2 **Indemnification of Seller.** The Purchaser and Company covenant and agree to indemnify and hold harmless the Seller from and against any losses, costs, damages, liabilities and fees (including, without limitation, reasonable legal fees) suffered or incurred as a result of, or arising out of:

(a) any of the representations or warranties of the Purchaser in this Agreement being untrue, inaccurate or misleading; and

(b) a breach of any covenant, term or agreement made in this Agreement by the Purchaser,

(which losses, costs, damages, liabilities and fees are collectively referred to as the "**Seller's Losses**").

PART 8
CLOSING

8.1 **Closing.** The sale and purchase of the Shares and the other transactions contemplated by this Agreement shall be completed (the "**Closing**") at 11:00 a.m. (Pacific Standard Time), on July 10, 2013, or at such other place, date and time as may be mutually agreed upon in writing by the parties (the "**Closing Date**").

8.2 **Deliveries by Seller.** On the Closing Date, the Seller shall deliver, or cause to be delivered, the following documents to the Purchaser:

(a) receipt for payment of $1,005,000.00;

(b) original share certificates representing the shares set out opposite the Seller's name in Schedule "A", fully endorsed and unencumbered in the name of the Purchaser; and

(c) resolutions of the directors of the Company signed by the Seller, as applicable, authorizing the transfer of Shares to the Purchaser, the issuance of new share certificates and updating the respective share registries.

8.3 Delivery by Purchaser. On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Seller:

(a) a certified cheque or bank draft in the name of Digifonica Canada Limited, to the Seller for $710,000.00;

(b) 358,666,667 restricted shares in the Purchaser duly endorsed in the name of the Seller or in the names of assignees as the Seller, in its sole discretion, determines;

(c) Resolutions of the directors of the Purchaser confirming the Agreement, including authorizing the Purchaser to enter into this Agreement; and

(d) such further documents and assurances as may be reasonably required by the Seller' solicitors in order to complete the transactions contemplated in this Agreement, including such documents required to register a security interest against the Assets.

8.4 Delivery by Purchaser. Upon the execution of this Agreement, the Purchaser shall deliver or cause to be delivered to the Seller resolutions of the directors of the Purchaser authorizing entering into this transaction.

8.5 Delivery by Purchaser.

(a) On February 15, 2013, the Purchaser shall deliver or cause to be delivered to the Seller a certified cheque or bank draft in the name of Digifonica Canada Limited for $210,000USD.

(b) On March 15, 2013, the Purchaser shall deliver or cause to be delivered to the Seller a certified cheque or bank draft in the name of Thorne Limited, c/o Digifonica Canada Limited for $85,000USD.

PART 9
GENERAL

9.1 **Notices.** Any notice or communication required or permitted to be given under this Agreement shall be in writing and shall be considered to have been sufficiently given if delivered by hand, transmitted by facsimile transmission or mailed by prepaid registered post in Canada to the address or facsimile transmission number of each party set out below:

(a) if to the Purchaser:
10900 NE 4th Street, Suite 2300
Bellevue, WA
98004

(b) if to the Seller:

Emil Malak
773 Hornby Street
Vancouver, BC V6Z 1S2

or to such other address or facsimile transmission number as any party may, from time to time, designate in the manner set out above. Any such notice or communication shall be considered to have been received:

(1) if delivered by hand during business hours on a Business Day, upon receipt by a responsible representative of the receiver, and if not delivered during business hours, upon the commencement of business hours on the next Business Day;

(2) if sent by facsimile transmission during business hours on a Business Day, upon the sender receiving confirmation of the transmission, and if not transmitted during business hours, upon the commencement of business hours on the next Business Day following confirmation of the transmission; and

(3) if mailed by prepaid registered post in Canada, upon the fifth Business Day following posting; except that, in the case of a disruption or an impending or threatened disruption in postal services every notice or communication shall be delivered by hand or sent by facsimile transmission.

9.2 **Time of Essence.** Time shall be of the essence of this Agreement.

9.3 **Governing Law.** This Agreement shall be governed by and construed in accordance with the laws of British Columbia and applicable Canadian law and shall be treated in all respects as a British Columbian contract.

9.4 **Submission to Jurisdiction.** Each of the parties shall:

(a) submit to the jurisdiction of the courts of British Columbia; and

(b) if any appointed agent is required, notify the others in writing of the name and address of its appointed agent.

9.5 **Entire Agreement.** This Agreement and the documents and instruments to be executed and delivered under it constitute the entire agreement between the parties and supersedes any previous agreement or arrangement, oral or written, between the parties. There are no oral representations or warranties between the parties of any kind. This Agreement may not be amended or modified in any respect except by written instrument signed by each of the parties.

9.6 **Severability.** If any provision of this Agreement is or becomes illegal, invalid or unenforceable under the laws of any jurisdiction, that shall not affect or impair:

(a) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

(b) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

9.7 **Currency.** All transactions referred to in this Agreement shall be made in lawful currency of United States of America in immediately available funds. Any reference to cash in this Agreement includes a reference to cash, certified cheque, solicitor's trust cheque, bankers draft, wire or electronic transfer.

9.8 **Accounting Principles.** All calculations made or referred to in this Agreement shall be made in accordance with Canadian GAAP. Unless the context otherwise requires, all accounting terms used in this Agreement which are not defined in this Agreement shall have the meaning assigned to them in accordance with Canadian GAAP.

9.9 **Enurement.** This Agreement shall enure to the benefit of and shall be binding upon the parties and their respective heirs, executors, administrators, successors and assigns.

9.10 **Assignment.** No Party hereto shall assign their rights and obligations under this Agreement without the prior written consent of all other Parties, such consent not to be unreasonably withheld.

9.11 **Further Assurances.** At any time before, during or after Closing, each of the parties shall, at their own expense, execute and deliver all such documents and instruments and do all

such acts as any other party may reasonably require in order to give full effect to the intent and meaning of this Agreement and the transactions contemplated by it.

9.12 **Costs and Expenses.** Except as specifically provided otherwise in this Agreement, each party shall be responsible for its own legal fees and other costs and expenses incurred in connection with the purchase and sale of the Shares, all negotiations between the parties and the consummation of the transactions contemplated by this Agreement.

9.13 **Counterparts.** This Agreement may be executed in any number of counterparts and by different parties on separate counterparts and delivered by facsimile transmission but shall not take effect until each party has executed and delivered at least one counterpart. Each counterpart shall constitute an original but all the counterparts together shall constitute a single agreement.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executed this Agreement as of the respective dates appearing below, but with effect from the Effective Date.

Digifonica (International) Limited

Per:

Emil Malak

Dated:

Digifonica Intellectual Properties (DIP) Limited

Per:

Emil Malak

Dated:

VOIP-PAL.COM, INC.

Per:

Dennis Chang

Dennis Chang

Dated:

SCHEDULE "A"

ISSUED AND OUTSTANDING SHARES OF DIGIFONICA (INTERNATIONAL) LIMITED (THE"COMPANY")

Shareholder	Number of Shares
Digifonica Intellectual Properties (DIP) Limited	10,000,000

SCHEDULE "B"
LIST OF ALL PATENTS OF DIGIFONICA (INTERNATIONAL) LIMITED
(the "Company")

1) *Producing Routing Messages for voice over IP Communications*
Application No: PCT/CA2007/001956
Filing Date: November 1, 2007
Status: PCT International Phase Completed
Entered the National Phase in: Brazil, Canada, China, Europe, India, Indonesia, Korea, Malaysia, Mexico, Philippines, Singapore, United States

2) *Intercepting Voice Over IP Communications and other Data Transmissions*
Application No: PCT/CA2007/002150
Filing Date: November 29, 2007
Status: PCT International Phase Completed
Entered the National Phase in: Brazil, Canada, China, Europe, India, Indonesia, Korea, Malaysia, Mexico, Philippines, Singapore, United States.

3) *Emergency Assistance calling for Voice Over IP Communications Systems*
Application No: PCT/CA2008/000545
Filing Date: March 20, 2008
Status: PCT International Phase Completed
Entered the National Phase in: Canada, Indonesia, Malaysia, Philippines, Singapore, United States

4) *Mobile Gateway*
Application No: PCT/CA2009/001062
Filing Date: July 28, 2009
Status: PCT International Phase Completed
Entered the National Phase in: Canada, Europe, United States

5) *Uninterrupted Transmission of Internet Protocol Transmissions during Endpoint Changes*
Application No: PCT/CA2009/001317
Filing Date: September 17, 2009
Status: PCT International Phase in Progress
30-Month National Phase Deadline- March 15, 2012

DC

SCHEDULE "C"
PAYMENTS MADE TO SMART & BIGGAR

Date	Deposits	Details
17-Apr-12	10,630.40	VOIP-PAL.COM INC. cheque No. 0001 for USD 11,000.00 issued April 16, 2012
19-Oct-12	10,000.00	Locksmith Financial Corp. cheque No. 0076 issued October 19, 2012
25-Oct-12	5,000.00	Locksmith Financial Corp. cheque No. 0072 issued September 19, 2012
8-Nov-12	3,500.00	Locksmith Financial Corp. cheque No. 0085 issued November 7, 2012
3-Dec-12	3,900.00	Locksmith Financial Corp. cheque No. 0086 issued December 3, 2012
14-Dec-12	10,000.00	Clifford Nordquist or Sharon Nordquist cheque No. 481 issued December 14, 2012
Total:	43,030.40	

SCHEDULE "D"

FINANCIAL STATEMENTS

AMENDMENT TO THE SHARE TRANSFER AGREEMENT

THIS AMENDMENT AGREEMENT is dated effective the 18th day of July, 2013 (the "**Effective Date**")

BETWEEN:

VOIP-PAL.COM, INC., a company incorporated in the State of Nevada in the United States of America with a business address of 11810 NE 34th Street, Bellevue, WA 98005

(the "**Purchaser**")

AND

DIGIFONICA INTELLECTUAL PROPERTIES (DIP) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Seller**")

AND

DIGIFONICA (INTERNATIONAL) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Company**")

BACKGROUND

A. The Purchaser, Seller and Company have entered into a Share Transfer Agreement dated for reference June 25, 2013 (the "**Agreement**"); and

B. The Purchaser, Seller and Company desire to amend the Agreement on the terms and conditions set out in this Amendment Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration for the mutual promises, representations, covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1. All capitalized terms used, but not defined, in this Amendment Agreement shall have the respective meanings set forth in the Agreement.

2. The Purchaser, Seller, and Company agree that the Agreement is hereby modified in accordance with the provisions of this Amendment Agreement.

3. Subsection 2.1 of the Agreement is deleted and replaced with the following:

> "2.1 **Agreement to Sell and Purchase.** The Seller agrees to sell and the Purchaser agrees to purchase, free and clear of all Encumbrances, the Shares for the aggregate sum

of $1,095,000.00 USD (the "**Purchase Price**") and the Share Consideration as herein defined in Clause 2.2(d) on the terms and conditions contained in this Agreement."

4. Subsection 2.2 of the Agreement is deleted and replaced with the following:

2.2 Payment of Purchase Price.

(a) The Purchaser shall provide a certified cheque or bank draft, in the name of Digifonica Canada Limited in the amount of $210,000.00USD to the Seller on or before on February 15, 2013;

(b) The Purchaser, through its agent Locksmith Financial Corporation, shall provide a certified cheque or bank draft, in the name of Digifonica Canada Limited, c/o Thorne Limited, in the amount of $85,000.00 to the Seller on or before March 15, 2013;

(c) The Purchaser, through its agent Locksmith Financial Corporation, shall provide a certified cheque or bank draft, in the name of Digifonica Canada Limited, in the amount of $30,000.00 to the Seller on or before July 18, 2013 (the "**Closing Date**");

(d) The Purchaser shall provide a certified cheque or bank draft, in the name of Digifonica Canada Limited in the amount of $120,000USD to the Seller on or before July 29, 2013;

(e) The Purchaser shall provide a certified cheque or bank draft, in the name of Digifonica Canada Limited in the amount of $500,000USD to the Seller on or before August 20, 2013;

(f) The Purchaser shall provide a certified cheque or bank draft, in the name of Digifonica Canada Limited in the amount of $150,000USD to the Seller on or before September 3, 2013; and

(g) The Purchaser shall transfer and deliver to the Seller 265,656,895 Rule 144 lettered share certificates of the Purchaser duly endorsed in the name of the Seller on or before the Closing Date. (the "**Share Consideration**"). The Share Consideration is to be issued pursuant to Clauses 2.5, 4.1(g) and Clause 5.5.

5. Subsection 2.3 of the Agreement is deleted and replaced with the following:

2.3 Transfer and Delivery of Shares. The Seller shall by 4:00 p.m. on the Closing Date transfer and deliver to the Purchaser share certificates representing the Shares duly endorsed in the name of the Purchaser for transfer.

6. Subsection 2.5 of the Agreement is deleted.

7. Subsection 4.1(f) is deleted and replaced with the following:

4.1(f) **Financial Statements.** The Purchaser represents and warrants that it has conducted all necessary due diligence of the financial status of the Company and accepts the financial disclosure provided by the Company, including the Financial Statements of 2011 and 2012 in the state that they were provided, which are herein enclosed as Schedule D.

8. Subsection 5.4 of the Agreement is deleted and replaced with the following:

5.4 **Breaches with Respect to Payment Price.** Should the Purchaser fail to meet any of its obligations under Clause 2.2 or fail to pay the Purchase Price on or before September 3, 2013, all payments made to or for the benefit of the Seller, Digifonica Canada Limited and the Company prior to September 3, 2013, including those payments to Smart & Biggar that are included herein as **Schedule "C"** and any other payments to Smart & Biggar not listed will be forfeited and the Purchaser shall have no further rights under the Contract, including no further rights to the Assets and to the Shares of the Company. Should the Purchase Price not be paid by September 3, 2013, the Seller, at its sole discretion, shall receive the Assets and Shares of the Company forthwith and the Purchaser shall execute all documents required in order to facilitate this transfer. The Seller and Company are entitled to waive this clause upon giving written notice to the Purchaser of its intention to do so.

9. Section 5.10 is replaced and deleted with the following:

5.10 **Loan to the Purchaser.** The Seller hereby covenants that the Purchaser shall be entitled to enter into a loan agreement for an amount no greater than $800,000.00 to be loaned to the Purchaser prior to the Closing Date on the following terms:

(a) interest shall be no greater than 3.0% per year;

(b) the loan shall only be due and payable when one hundred (100) percent of the shares of the Purchaser are sold; and

(c) the loan amount can be converted to shares of the Purchaser at a minimum of eight cents.

10. Section 5.11 is replaced and deleted with the following:

5.11 **Cumulative Debt of $899,000.** The Purchaser hereby covenants that other than the debt set out in Clause 5.10 of $800,000, the Purchaser's only outstanding liabilities after the Closing Date shall be $899,000.00. On or before November 30, 2013, the Purchaser shall convert this debt to a maximum of thirty million free trading shares and one hundred sixteen million 144 lettered stock and furnish proof of the same to the Seller. If the Purchaser doesn't fulfill this condition on or before November 30, 2013, the Purchaser shall be required to write these amounts off.

11. Subsection 5.12 is replaced and deleted with the following:

5.12 **Central Securities Register.** As of the Closing Date, the Purchaser hereby covenants there will be no greater than 950,000,000 issued or outstanding shares of the Purchaser. Free trading, restricted shares and preferred shares will be cumulative for the purposes of this provision.

12. Subsection 5.13 is added to the agreement:

5.13 **Shares.** The Purchaser shall not sell or assign the Shares for a period of two years after the Closing Date without the written consent of the Seller, which consent can be arbitrarily withheld.

13. Subsection 8.1 of the Agreement is deleted and replaced with the following:

8.1 **Closing.** The sale and purchase of the Shares and the other transactions contemplated by this Agreement shall be completed (the "**Closing**") at 11:00 a.m. (Pacific Standard Time), on July

DC

18, 2013, or at such other place, date and time as may be mutually agreed upon in writing by the parties (the "**Closing Date**").

14. Subsection 8.2 of the Agreement is deleted and replaced with the following:

8.2 **Deliveries by Seller.** On the Closing Date, the Seller shall deliver, or cause to be delivered, the following documents to the Purchaser:

(a) receipt for payment of $325,000.00;

(b) original share certificates representing the shares set out opposite the Seller's name in Schedule "A" endorsed for transfer to the Purchaser; and

(c) resolutions of the directors of the Company signed by the Seller, as applicable, authorizing the transfer of Shares to the Purchaser, the issuance of new share certificates and updating the respective share registries.

15. Subsection 8.3 of the Agreement is deleted and replaced with the following:

8.3 Delivery by Purchaser. On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Seller:

(a) a certified cheque or bank draft in the name of Digifonica Canada Limited, to the Seller for $30,000.00;

(b) 265,656,895 Rule 144 letter shares in the Purchaser duly endorsed in blank for issuance to the Seller or in the names of assignees as the Seller, in his sole discretion, determines;

(c) Resolutions of the directors of the Purchaser confirming the Agreement and this Amendment, including authorizing the Purchaser to enter into this Agreement and Amendment; and

(d) such further documents and assurances as may be reasonably required by the Seller' solicitors in order to complete the transactions contemplated in this Agreement, including such documents required to register a security interest against the Assets.

16. Subsection 8.5 of the Agreement is deleted and replaced with the following:

8.5 Delivery by Purchaser.

(a) On February 15, 2013, the Purchaser shall deliver or cause to be delivered to the Seller a certified cheque or bank draft in the name of Digifonica Canada Limited for $210,000USD.

(b) On February 15, 2013, the Purchaser shall deliver resolutions of the directors of the Purchaser authorizing the Purchaser to enter into this Share Purchase Agreement.

DC

(c) On March 15, 2013, the Purchaser shall deliver or cause to be delivered to the Seller a certified cheque or bank draft in the name of Thorne Limited, c/o Digifonica Canada Limited for $85,000USD.

(d) The Purchaser shall provide a certified cheque or bank draft, in the name of Digifonica Canada Limited in the amount of $120,000USD to the Seller on or before July 29, 2013;

(e) The Purchaser shall provide a certified cheque or bank draft, in the name of Digifonica Canada Limited in the amount of $500,000USD to the Seller on or before August 20, 2013; and

(f) The Purchaser shall provide a certified cheque or bank draft, in the name of Digifonica Canada Limited in the amount of $150,000USD to the Seller on or before September 3, 2013.

17. This Amendment Agreement as and from the date hereof will be read and construed along with the Agreement (and all modifications thereto) and treated as a part thereof. All references in the Agreement to "this Agreement" shall henceforth be construed to be references to the Agreement as amended by this Amendment Agreement. Except as modified herein, all terms of the Agreement remain unamended and in full force and effect and the Agreement is hereby ratified and confirmed.

18. This Amendment Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

19. This Amendment Agreement shall be interpreted and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

20. This Amendment Agreement may be executed in counterparts each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument. A counterpart signed by a party hereto and transmitted by facsimile or other form of electronic transmission shall have the same effect as a counterpart originally signed by such party.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executed this Agreement as of the respective dates appearing below, but with effect from the Effective Date.

DIGIFONICA (INTERNATIONAL) LIMITED

Per: ______________________

Emil Malak

DIGIFONICA INTELLECTUAL PROPERTIES (DIP) LIMITED

Per:

Emil Malak

VOIP-PAL.COM, INC.

Per:

Dennis Chang

SECOND AMENDMENT TO THE SHARE TRANSFER AGREEMENT

THIS SECOND AMENDMENT AGREEMENT is dated effective the 6th day of October, 2013 (the "**Effective Date**")

BETWEEN:

VOIP-PAL.COM, INC., a company incorporated in the State of Nevada in the United States of America with a business address of 11810 NE 34th Street, Bellevue, WA 98005

(the "**Purchaser**")

AND

DIGIFONICA INTELLECTUAL PROPERTIES (DIP) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Seller**")

AND

DIGIFONICA (INTERNATIONAL) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Company**")

BACKGROUND

A. The Purchaser, Seller and Company have entered into a Share Transfer Agreement dated for reference June 25, 2013 (the "**Agreement**");

B. The Purchase, Seller and Company have entered into an Amendment to the Agreement dated for reference July 18, 2013 (the "**First Amendment**"); and

C. The Purchaser, Seller and Company desire to amend the Agreement and the First Amendment on the terms and conditions set out in this Amendment Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration for the mutual promises, representations, covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1. All capitalized terms used, but not defined, in this Second Amendment Agreement shall have the respective meanings set forth in the Agreement and the First Amendment.

2. The Purchaser, Seller, and Company agree that the Agreement and First Amendment is hereby modified in accordance with the provisions of this Second Amendment Agreement.

3. Section 5.10 is replaced and deleted with the following:

5.10 **Loan to the Purchaser**. The Seller hereby covenants that the Purchaser shall be entitled to enter into a loan agreement after September 30, 2013 for an amount no greater than $500,000.00 to be loaned to the Purchaser on the following terms:

(a) the loan shall only be due and payable when one hundred (100) percent of the shares of the Purchaser are sold; or

(b) the loan amount can be converted to shares of the Purchaser at a minimum of eight cents.

4. Section 5.11 is replaced and deleted with the following:

5.11 **Cumulative Debt of approximately $1,600,000**. The Purchaser hereby covenants that other than the debt set out in Clause 5.10 of $500,000, the Purchaser's only outstanding liabilities as of September 30, 2013 shall be approximately $1,600,000. On or before November 30, 2013, the Purchaser shall convert this debt to a maximum of thirty-six million free trading shares and one hundred ten million 144 lettered stock and furnish proof of the same to the Seller. If the Purchaser doesn't fulfill this condition on or before November 30, 2013, the Purchaser shall be required to write these amounts off.

5. This Second Amendment Agreement as and from the date hereof will be read and construed along with the Agreement (and all modifications thereto) and the First Amendment and treated as a part thereof. All references in the Agreement to "this Agreement" shall henceforth be construed to be references to the Agreement and First Amendment as amended by this Second Amendment Agreement. Except as modified herein, all terms of the Agreement and First Amendment remain unamended and in full force and effect and the Agreement and First Amendment is hereby ratified and confirmed.

6. This Second Amendment Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

7. This Second Amendment Agreement shall be interpreted and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

8. Thus Second Amendment Agreement may be executed in counterparts each of which shall be deemed to be an original and both of which together shall constitute on and the same instrument. A counterpart signed by a party hereto and transmitted by facsimile or other form of electronic transmission shall have the same effect as a counterpart originally signed by such party.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executive this Agreement as of the respective dates appearing below, but with effect from the Effective Date.

DIGIFINICAL (INTERNATIONAL) LIMITED

Per: ______________________

Emil Malak

DIGIFONICA INTELLECTUAL PROPERTIES (DIP) LIMITED

Per: ______________________

Emil Malak

VOIP-PAL.COM, INC.

Per: ______________________

Thomas Sawyer

THIRD AMENDMENT TO THE SHARE TRANSFER AGREEMENT

THIS THIRD AMENDMENT AGREEMENT is dated effective the 31ST day of October, 2013 (the "**Effective Date**")

BETWEEN:

VOIP-PAL.COM, INC., a company incorporated in the State of Nevada in the United States of America with a business address of 11810 NE 34th Street, Bellevue, WA 98005

(the "**Purchaser**")

AND

DIGIFONICA INTELLECTUAL PROPERTIES (DIP) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Seller**")

AND

DIGIFONICA (INTERNATIONAL) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Company**")

BACKGROUND

A. The Purchaser, Seller and Company have entered into a Share Transfer Agreement dated for reference June 25, 2013 (the "**Agreement**");

B. The Purchaser, Seller and Company have entered into an Amendment to the Agreement dated for reference July 18, 2013 (the "**First Amendment**");

C. The Purchaser, Seller and Company have entered into an Amendment to the Agreement dated for reference October 6th, 2013 (the "**Second Amendment**"); and

D. The Purchaser, Seller and Company desire to amend the Agreement, the First Amendment and the Second Amendment on the terms and conditions set out in this Amendment Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration for the mutual promises, representations, covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1. All capitalized terms used, but not defined, in this Third Amendment Agreement shall have the respective meanings set forth in the Agreement, the First Amendment and the Second Amendment.

2. The Purchaser, Seller, and Company agree that the Agreement, the First Amendment and the Second Amendment is hereby modified in accordance with the provisions of this Third Amendment Agreement.

3. Section 4.1(d) is deleted.

4. Section 5.6 is deleted.

5. Section 5.8 is deleted.

6. Section 5.12 is replaced and deleted with the following:

   5.12 **Central Securities Register.** As of October 31, 2013, the Purchaser hereby covenants that there will be no greater than 1,000,000,000 issued or outstanding. Free trading, restricted shares and preferred shares will be cumulative for the purposes of this provision.

7. This Third Amendment Agreement as and from the date hereof will be read and construed along with the Agreement (and all modifications thereto), the First Amendment and the Second Amendment and treated as a part thereof. All references in the Agreement to "this Agreement" shall henceforth be construed to be references to the Agreement, the First Amendment and the Second Amendment as amended by this Third Amendment Agreement. Except as modified herein, all terms of the Agreement, the First Amendment and the Second Amendment remain unamended and in full force and effect and the Agreement, the First Amendment and Second Amendment is hereby ratified and confirmed.

8. This Third Amendment Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

9. This Third Amendment Agreement shall be interpreted and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

10. This ThirdAmendment Agreement may be executed in counterparts each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument. A counterpart signed by a party hereto and transmitted by facsimile or other form of electronic transmission shall have the same effect as a counterpart originally signed by such party.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executed this Agreement as of the respective dates appearing below, but with effect from the Effective Date.

DIGIFONICA (INTERNATIONAL) LIMITED

Per:

Emil Malak

DIGIFONICA INTELLECTUAL PROPERTIES (DIP) LIMITED

Per:

Emil Malak

VOIP-PAL.COM, INC.

Per:

Thomas Sawyer

FOURTH AMENDMENT TO THE SHARE TRANSFER AGREEMENT

THIS FOURTH AMENDMENT AGREEMENT is dated effective the 25th day of November, 2013 (the "**Effective Date**")

BETWEEN:

VOIP-PAL.COM, INC., a company incorporated in the State of Nevada in the United States of America with a business address of 11810 NE 34th Street, Bellevue, WA 98005

(the "**Purchaser**")

AND

DIGIFONICA INTELLECTUAL PROPERTIES (DIP) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Seller**")

AND

DIGIFONICA (INTERNATIONAL) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Company**")

BACKGROUND

A. The Purchaser, Seller and Company have entered into a Share Transfer Agreement dated for reference June 25, 2013 (the "**Agreement**");

B. The Purchaser, Seller and Company have entered into an Amendment to the Agreement dated for reference July 18, 2013 (the "**First Amendment**");

C. The Purchaser, Seller and Company have entered into an Amendment to the Agreement dated for reference October 6th, 2013 (the "**Second Amendment**");

D. The Purchaser, Seller and Company have entered into an Amendment to the Agreement dated for reference October 31st, 2013 (the "**Third Amendment**"); and

E. The Purchaser, Seller and Company desire to amend the Agreement, the First Amendment, the Second Amendment and the Third Amendment on the terms and conditions set out in this Amendment Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration for the mutual promises, representations, covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1. All capitalized terms used, but not defined, in this Fourth Amendment Agreement shall have the respective meanings set forth in the Agreement, the First Amendment, the Second Amendment and the Third Amendment.

2. The Purchaser, Seller, and Company agree that the Agreement, the First Amendment, the Second Amendment and the Third Amendment is hereby modified in accordance with the provisions of this Fourth Amendment Agreement.

3. Section 2.6 is added:

2.6 Purchase Price. As of November 25, 2013, the Seller hereby acknowledges and confirms that all payments towards the Purchase Price made by the Purchaser have been completed and the Seller will waive the additional $200,000 due and owing to it as of November 25, 2013.

4. Section 4.1(g) is deleted and replaced with the following:

4.1(g) **Share Consideration.** As of November 25, 2013, the Purchaser represents and warrants that the Share Consideration shall represent no less than 33.82 percent of the outstanding share capital of the Purchaser.

5. Section 5.5 is deleted and replaced with the following:

5.5 **Share Dilution.** Should the Share Consideration at any material time, including after the Closing Date, represent less than 33.82 percent of the outstanding share capital of the Purchaser, the Purchaser shall issue shares in the name of the Seller or the Seller's assignee(s), as the Seller in his sole discretion will determine. The Purchaser must issue these shares such that the newly issued shares plus the Share Consideration will value 33.82 percent of the outstanding share capital of the Purchaser. The Purchaser acknowledges and represents that this Contract and the obligations of the Seller and the Company hereunder are sufficient consideration for the issuance of the new shares. This clause continues to operate, regardless of whether the Purchaser is consolidated, amalgamated or undergoes a rollback of its shares, as well as whether additional investors and financing is introduced into the Purchaser.

6. Section 5.12 is deleted and replaced with the following:

5.12 **Central Securities Register.** As of November 25, 2013, the Purchaser hereby covenants that there will be no greater than 901,000,000 issued or outstanding. Free trading, restricted shares and preferred shares will be cumulative for the purposes of this provision.

7. This Fourth Amendment Agreement as and from the date hereof will be read and construed along with the Agreement (and all modifications thereto), the First Amendment, the Second Amendment and the Third Amendment and treated as a part thereof. All references in the Agreement to "this Agreement" shall henceforth be construed to be references to the Agreement, the First Amendment, the Second Amendment and the Third Amendment as amended by this Fourth Amendment Agreement. Except as modified herein, all terms of the Agreement, the First Amendment, the Second Amendment and the Third Amendment remain unamended and in full force and effect and the Agreement, the First Amendment, Second Amendment and Third Amendment is hereby ratified and confirmed.

8. This Fourth Amendment Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

9. This Fourth Amendment Agreement shall be interpreted and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

10. This Fourth Amendment Agreement may be executed in counterparts each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument. A counterpart signed by a party hereto and transmitted by facsimile or other form of electronic transmission shall have the same effect as a counterpart originally signed by such party.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executed this Agreement as of the respective dates appearing below, but with effect from the Effective Date.

DIGIFONICA (INTERNATIONAL) LIMITED

Per: __________________________

Emil Malak

DIGIFONICA INTELLECTUAL PROPERTIES (DIP) LIMITED

Per: __________________________

Emil Malak

VOIP-PAL.COM, INC.

Per: __________________________

Thomas Sawyer

SUPPLEMENTAL AGREEMENT

THIS SUPPLEMENT AGREEMENT is dated effective the 25th day of November, 2013 (the "**Effective Date**")

BETWEEN:

VOIP-PAL.COM, INC., a company incorporated in the State of Nevada in the United States of America with a business address of 11810 NE 34th Street, Bellevue, WA 98005

(the "**Purchaser**")

AND

DIGIFONICA INTELLECTUAL PROPERTIES (DIP) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Seller**")

AND

DIGIFONICA (INTERNATIONAL) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Company**")

BACKGROUND

A. The Purchaser, Seller and Company have entered into a Share Transfer Agreement dated for reference June 25, 2013 (the "**Agreement**");

B. The Purchaser, Seller and Company have entered into an Amendment to the Agreement dated for reference July 18, 2013 (the "**First Amendment**");

C. The Purchaser, Seller and Company have entered into an Amendment to the Agreement dated for reference October 6th, 2013 (the "**Second Amendment**");

D. The Purchaser, Seller and Company have entered into an Amendment to the Agreement dated for reference October 31st, 2013 (the "**Third Amendment**");

E. The Purchaser, Seller and Company desire to amend the Agreement, the First Amendment, the Second Amendment and the Third Amendment on the terms and conditions set out in the Fourth Amendment Agreement; and

F. In consideration of the Seller executing the Fourth Amendment Agreement dated for reference November 25, 2013, the Parties have made this Supplemental Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration for the mutual promises, representations, covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1. All capitalized terms used, but not defined, in this Supplemental Agreement shall have the respective meanings set forth in the Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment.

2. **Sale of the Purchaser.** The Purchaser covenants that if an offer is received to purchase all of the outstanding shares in the Purchaser, the Purchaser shall make it a condition of the acceptance of the offer that the Seller or the Seller's assignees as the Seller may determine in its sole discretion, will receive a cumulative non-revocable payment of ten million ($10,000,000) dollars from the offeree upon acceptance of the offer and as a deposit against the sale of the Seller's Share Consideration. The Purchaser's board of directors shall draft a resolution approving this condition and provide it to the Seller on or before November 29, 2013. This clause is relied upon by the Seller to waive the balance of the Purchase Price pursuant to Clause 2.6 and to reduce the Share Consideration from forty (40) percent to 33.82 percent in the Fourth Amendment.

3. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

4. This Agreement shall be interpreted and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

5. This Agreement may be executed in counterparts each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument. A counterpart signed by a party hereto and transmitted by facsimile or other form of electronic transmission shall have the same effect as a counterpart originally signed by such party.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executed this Agreement as of the respective dates appearing below, but with effect from the Effective Date.

DIGIFONICA (INTERNATIONAL) LIMITED

Per: ______________________

Emil Malak

DIGIFONICA INTELLECTUAL PROPERTIES (DIP) LIMITED

Per: ______________________

Emil Malak

VOIP-PAL.COM, INC.

Per:

Thomas Sawyer

FIFTH AMENDMENT TO THE SHARE TRANSFER AGREEMENT

THIS FIFTH AMENDMENT AGREEMENT is dated effective the 17th day of March, 2014 (the "**Effective Date**")

BETWEEN:

VOIP-PAL.COM, INC., a company incorporated in the State of Nevada in the United States of America with a business address of 11810 NE 34th Street, Bellevue, WA 98005

(the "**Purchaser**")

AND

DIGIFONICA INTELLECTUAL PROPERTIES (DIP) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Seller**")

AND

DIGIFONICA (INTERNATIONAL) LIMITED, a company with a registered and registered office located at suites 41-42, Victoria House, 26 Main Street, Gibraltar

(the "**Company**")

BACKGROUND

A. The Purchaser, Seller and Company have entered into a Share Transfer Agreement dated for reference June 25, 2013 (the "**Agreement**");

B. The Purchaser, Seller and Company have entered into an Amendment to the Agreement dated for reference July 18, 2013 (the **"First Amendment"**);

C. The Purchaser, Seller and Company have entered into an Amendment to the Agreement dated for reference October 6th, 2013 (the **"Second Amendment"**);

D. The Purchaser, Seller and Company have entered into an Amendment to the Agreement dated for reference October 31st, 2013 (the **"Third Amendment"**);

E. The Purchaser, Seller and Company have entered into an Amendment to the Agreement dated for reference November 25th, 2013 (the **"Fourth Amendment"**); and

F. The Purchaser, Seller and Company desire to amend the Agreement, the First Amendment, the Second Amendment and the Third Amendment on the terms and conditions set out in this Amendment Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration for the mutual promises, representations, covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1. All capitalized terms used, but not defined, in this Fifth Amendment Agreement shall have the respective meanings set forth in the Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment.

2. The Purchaser, Seller, and Company agree that the Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment is hereby modified in accordance with the provisions of this Fifth Amendment Agreement.

3. Section 4.1(g) is deleted and replaced with the following:

   4.1(g) **Share Consideration.** As of March 17, 2014, the Purchaser represents and warrants that the Share Consideration shall represent no less than forty (40) percent of the outstanding share capital of the Purchaser.

4. Section 5.5 is deleted and replaced with the following:

   5.5 **Share Dilution.** Should the Share Consideration at any material time, including after the Closing Date, represent less than forty (40) percent of the outstanding share capital of the Purchaser, the Purchaser shall issue shares in the name of the Seller or the Seller's assignee(s), as the Seller in his sole discretion will determine. The Purchaser must issue these shares such that the newly issued shares plus the Share Consideration will value forty (40) percent of the outstanding share capital of the Purchaser. The Purchaser acknowledges and represents that this Contract and the obligations of the Seller and the Company hereunder are sufficient consideration for the issuance of the new shares. This clause continues to operate, regardless of whether the Purchaser is consolidated, amalgamated or undergoes a rollback of its shares, as well as whether additional investors and financing is introduced into the Purchaser.

5. Section 5.12 is deleted and replaced with the following:

   5.12 **Central Securities Register.** As of March 17, 2014, the Purchaser hereby covenants that there will be no greater than 1,000,000,000 issued or outstanding. Free trading, restricted shares and preferred shares will be cumulative for the purposes of this provision.

6. This Fifth Amendment Agreement as and from the date hereof will be read and construed along with the Agreement (and all modifications thereto), the First Amendment, the Second Amendment, the Third Amendment and the Fourth Agreement and treated as a part thereof. All references in the Agreement to "this Agreement" shall henceforth be construed to be references to the Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment as amended by this Fifth Amendment Agreement. Except as modified herein, all terms of the Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment remain unamended and in full force and effect and the Agreement, the First Amendment, Second Amendment, Third Amendment and the Fourth Amendment is hereby ratified and confirmed.

7. This Fifth Amendment Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

8. This Fifth Amendment Agreement shall be interpreted and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

9. This Fifth Amendment Agreement may be executed in counterparts each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument. A counterpart signed by a party hereto and transmitted by facsimile or other form of electronic transmission shall have the same effect as a counterpart originally signed by such party.

TO EVIDENCE THEIR AGREEMENT each of the Parties has executed this Agreement as of the respective dates appearing below, but with effect from the Effective Date.

DIGIFONICA (INTERNATIONAL) LIMITED

Per:

Emil Malak

Date: 20/MARCH 2014

DIGIFONICA INTELLECTUAL PROPERTIES (DIP) LIMITED

Per:

Emil Malak

Date: 20 march 2014

VOIP-PAL.COM, INC.

Per:

Thomas E. Sawyer